The Mosaic Company
The Mosaic Company
Analyst Day 2007
Corrine Ricard
Vice President Business Development
Supply Chain Review
Analyst Day 2007
Corrine Ricard
Vice President Business Development
Supply Chain Review
Exhibit 99.5

Thanks Doug, I’m happy to be here in Regina.

Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures and improved cash flow and anticipated time frames for the closures and the ability to obtain any requisite waivers or amendments from regulatory agencies with oversight of The Mosaic Company or its phosphate business; management's estimates of the current volumes of brine inflows at the Company's Esterhazy mines, the available capacity of brine storage reservoirs at the Esterhazy mines, the possibility that the rate of the brine inflows could materially increase, management's expectations regarding the potential efficacy of remedial measures to control the brine inflows, and the level of capital and operating expenditures necessary to control the inflows; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.
2

Supply Chain Management Supply Chain Management

The fertilizer industry has complicated supply chain systems, and Mosaic is no exception.
Transportation can represent almost 45% of the delivered cost of fertilizer to farmers around the world, so it’s critical that we carefully manage the system to minimize cost and optimize service to our customers.

Mosaic Supply Chain Take-Aways Mosaic Supply Chain Take-Aways Large Volume and Broad Geographical Operations “Plan-Promise-Deliver” Focus Paying Dividends

There are two key points to make about Mosaic’s Supply Chain:
First, it is large in terms of volumes transacted, shipped, and accounted for with nearly 1 million shipments per year through a broad international distribution network in North America and overseas.
Second, Mosaic’s “Plan-Promise-Deliver” commitment is clearly making a difference as Mosaic aims to be the most desired and consistent supplier of crop nutrients worldwide.

Supply Chain Challenges Supply Chain Challenges Maximizing Margins in Escalating Cost Environment Aligning Supply to Seasonal Demand Adapting to New/Emerging Logistics Realities

There are 3 main Supply Chain Challenges.
Number 1.  Maximizing margins in an escalating cost environment. Rail, truck, barge, and vessel freight all started to move higher starting in 2002.  Cost pressures coming from tight labor, new regulatory requirements, higher carrier insurance, and capacity constraints led to steadily increasing transportation expenses.  We are now seeing signs that this move may have topped and could start coming down in the years ahead.  The key wildcard is fuel prices.
Number 2.  Aligning a 24/7 – 365 produced supply, to a short seasonal demand period has its challenges.  We believe the supply and demand outlook is now balanced with customers recognizing the value of pre-season purchases and the costly risk associated with product stock-outs.
And lastly, number 3.  Adapting to the logistics realities focuses on the changing agricultural landscape with ethanol and bio-diesel plants sprouting up seemingly everywhere.  This has and will continue to impact rail, truck, and barge transportation.  Staying ahead of these changes and partnering with transportation vendors is a must to insure adequate supply or equipment and the power required to move the rail cars, barges, and trucks.

Mosaic Supply Chain Volumes
Mosaic Supply Chain Volumes
Volumes (tonnes per year):
•
15.3 million phosphate rock
• 8.5 million phosphate fertilizers
• 1.0 million phosphate feed
• 9.3 million potash fertilizers and feed
• 1.5 million ammonia consumption
• 1.4 million urea & UAN fertilizer imports
• 4.3 million sulfur consumption
• 15.0 million sulfuric acid produced
Volumes (tonnes per year):
•
15.3 million phosphate rock
• 8.5 million phosphate fertilizers
• 1.0 million phosphate feed
• 9.3 million potash fertilizers and feed
• 1.5 million ammonia consumption
• 1.4 million urea & UAN fertilizer imports
• 4.3 million sulfur consumption
• 15.0 million sulfuric acid produced

As noted, Mosaic moves over 60 million tonnes of raw materials, work-in-process, and finished goods throughout its supply chain. Also, we are the world’s largest purchaser of ammonia and sulphur.

Mosaic Supply Chain Spend
Mosaic Supply Chain Spend
Supply Chain Spend & Vehicle Count (annual):
Freight Spend/Mode Vehicles per Year
• ~$375 million rail ~330,000 cars
• ~$150 million vessel ~350 vessels
• ~$  50 million barge ~1,500 barges
• ~$  45 million truck ~375,000 trucks
• ~$ 1.5 million container ~800 containers
• ~$  50 million warehousing ~100+ warehouse locations
• ~$  25 million railcar lease/maint. ~5,500 private cars
• ~$700 million
Supply Chain Spend & Vehicle Count (annual):
Freight Spend/Mode Vehicles per Year
• ~$375 million rail ~330,000 cars
• ~$150 million vessel ~350 vessels
• ~$  50 million barge ~1,500 barges
• ~$  45 million truck ~375,000 trucks
• ~$ 1.5 million container ~800 containers
• ~$  50 million warehousing ~100+ warehouse locations
• ~$  25 million railcar lease/maint. ~5,500 private cars
• ~$700 million

With almost 60 million tonnes moving throughout Mosaic’s supply chain, that means a fairly large freight expense and sheer number of vehicles and vessels to ship and deliver.  With our warehouse shipments, Mosaic will produce in excess of 1 million bills of lading per year.

Plan, Promise, Deliver-
Processes
Plan, Promise, Deliver-
Processes
Plan:
•
SAP’s APO Demand Planning Module
• Captures expected customer demand for 12-18 months out
• Detailed inventory projection models address imbalances
• Monthly constrained consensus forecasts confirmed
Plan:
•
SAP’s APO Demand Planning Module
• Captures expected customer demand for 12-18 months out
• Detailed inventory projection models address imbalances
• Monthly constrained consensus forecasts confirmed
Promise:
•
Supply Replenishment Plans Aligned to Forecast
• Shipment schedules developed based on projected need
• Strong collaboration with carriers to insure availability is critical
Promise:
•
Supply Replenishment Plans Aligned to Forecast
• Shipment schedules developed based on projected need
• Strong collaboration with carriers to insure availability is critical
Deliver:
•
Shipments Executed vs. “Want Dates”
• Nearly 1 million bills of lading issued per year
• Intellitrans Rail Tracking utilized to monitor vehicle movement
• Customers have visibility via Mosaic’s CustomerCare solution
Deliver:
•
Shipments Executed vs. “Want Dates”
• Nearly 1 million bills of lading issued per year
• Intellitrans Rail Tracking utilized to monitor vehicle movement
• Customers have visibility via Mosaic’s CustomerCare solution

Over the past two years, Mosaic has overhauled its supply chain to not only drive down costs, but also improve service to our customers worldwide.  The results of this hard work are certainly being recognized this spring.
Mosaic’s supply chain rallying cry is “Plan – Promise – Deliver.”
More than just a rallying cry, as you can see, “ Plan – Promise – Deliver” is really a system, made up of several processes which ensure we consistently meet our customers needs, even in unpredictable peak seasons.

Mosaic’s Warehouse & Distribution
Mosaic’s Warehouse & Distribution
Comprised of N.A. & International Assets
•
USA & Canada
•
Mexico
•
Brazil
•
China
•
Argentina
•
India
•
Thailand
Comprised of N.A. & International Assets
•
USA & Canada
•
Mexico
•
Brazil
•
China
•
Argentina
•
India
•
Thailand
Asia
South America

Mosaic’s distribution assets are worldwide.  Our international presence provides detailed market intelligence, additional off-site storage when required, and an opportunity to grow the Mosaic brand providing high quality products as promised each and every time.  The maps show the various locations within Asia and South America.

Mosaic U.S. Warehouses Mosaic U.S. Warehouses

In North America, we place product through over 100 different warehouse locations.  These locations are either owned, leased, or customer, or third-party warehouses.  Mosaic is committed to providing our customers with the products they need when they need them.
We have had a very successful spring season, keeping the vast majority of our customers in stock while factors such as the CN rail strike, production curtailments due to rock or sulphur, and tight rail capacities on other carriers left some of our competitors customers without products.
We anticipate our performance to reap dividends this summer as customers rethink whom to partner with going forward.

Unit Train Proliferation
Unit Train Proliferation
Large storage, capable to dump 65 - 90 cars & efficient
truck load-out capacity = Value
Large storage, capable to dump 65 - 90 cars & efficient
truck load-out capacity = Value

Ethanol plants are dotting the ag landscape and continue to sprout up seemingly everywhere.  While that change has a significant impact on fertilizer demand and to some degree potential changes in transportation trade flows, unit train facilities have dramatically changed the ag fertilizer market over the past 3-5 years, and will continue to play an ever-
increasing role going forward.
These “big barns” take 65-90 car units, discharge in 24 hours time, traditionally have 9 to 20 thousand short tons of storage, and possess state-of-the-art truck load-out capabilities.  These facilities are all about efficiency.  The railroads continue to incent the development of these facilities.  Today, Mosaic ships well over two-thirds of our phosphate production in unit trains versus only about half that amount 18 months ago.

Unit Train Facilities Proliferation Unit Train Facilities Proliferation

This slide just gives you a perspective of the amount and coverage throughout North America.  In the years ahead, we expect more of these facilities to be constructed in the Eastern U.S. as well as Nebraska.

So what will the Supply Chain accomplish in the coming year?
1. Lower costs.  Supply chain expenses can make up well over 45% of our products delivered cost-of-goods.
Therefore anything we do to improve efficiency translates into higher margins.
2. The supply chain is tasked with predicting the future and putting plans in place to address any issues on and over the horizon.  This has been especially important the last two years as the fertilizer markets adapted to the new realities.
3. We will continue to face seasonal mismatch between production and demand periods.  We will balance these mismatches as need be to ensure product is always available for peak demand.
4. Continue to improve our plan-promise-deliver capabilities.  Nothing is more important to our customers than getting these products on time.
5. Leverage our SAP information.  We went live on SAP this past October 1st.  We have stabilized the system.
Now we must really mine the system to ensure we optimize the planning and delivery tools.

Conclusions
Conclusions
Final Thoughts:
• Improving The Customer Experience
• We Consider It A Clear Competitive Advantage
• Flawless Execution Through:
Final Thoughts:
• Improving The Customer Experience
• We Consider It A Clear Competitive Advantage
• Flawless Execution Through:
PLAN – PROMISE –
AND DELIVER!

I’d like to leave you with some final thoughts on the supply chain at Mosaic.
Yes, it is a complex network, but we are succeeding in driving out inefficiencies and improving our customer experience.  Both will pay off now and well into the future.
We consider Mosaic’s integrated supply chain to provide a real competitive advantage.
As Jim Prokopanko has said, 2008 is all about flawless execution.  So we will continue to improve our processes and utilize our SAP information to make sure we really do PLAN – PROMISE – AND DELIVER!
Thank you!
I’d like to respond to any questions now.